Rex Energy Corporation | 366 Walker Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Responsible Development of America’s Energy Resources
Rex Energy
Corporate Presentation
February 2014
Exhibit 99.4

Forward Looking Statements and Presentation of Information
Forward-Looking Statements
Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  For example, we make statements about significant potential opportunities for our business; future earnings; resource potential; cash flow and liquidity; capital expenditures; reserve and production growth; potential drilling locations; plans for our operations, including drilling, fracture stimulation activities, and the completion of wells; and potential markets for our oil, NGLs, and gas, among other things, that are forward looking and anticipatory in nature. These statements are based on management’s experience and perception of historical trends, current conditions, and anticipated future developments, as well as other factors believed to be appropriate.  We believe these statements and the assumptions and estimates contained in this presentation are reasonable based on information that is currently available to us. However, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, both known and unknown, and we cannot assure that the company can or will meet the goals, expectations, and projections included in this presentation. Any number of factors could cause our actual results to be materially different from those expressed or implied in our forward looking statements, including (without limitation): economic conditions in the United States and globally; domestic and global demand for oil and natural gas;
volatility in oil, gas, and natural gas liquids pricing; new or changing government regulations, including those relating to environmental matters, permitting, or other aspects of our operations; the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities; uncertainties inherent in the estimates of our oil and natural gas reserves; our ability to increase oil and natural gas production and income through exploration and development; drilling and operating risks; the success of our drilling techniques in both conventional and unconventional reservoirs; the success of the secondary and tertiary recovery methods we  utilize or plan to employ in the future; the number of potential well locations to be drilled, the cost to drill them, and the time frame within which they will be drilled; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs, and infrastructure, such as transportation pipelines; the effects of adverse weather or other natural disasters on our operations; competition in the oil and gas industry in general, and specifically in our areas of operations;
changes in the company’s drilling plans and related budgets; the success of prospect development and property acquisition; the success of our business and financial strategies, and hedging strategies; conditions in the domestic and global capital and credit markets and their effect on us; the adequacy and availability of capital resources, credit, and liquidity including
(without limitation) access to additional borrowing capacity; and uncertainties related to the legal and regulatory environment for our industry, and our own legal proceedings and their outcome.
Further information on the risks and uncertainties that may effect our business is available in the company's filings with the Securities and Exchange Commission.  We strongly encourage you to review those filings. Rex Energy does not assume or undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Presentation of Information
The estimates of reserves in this presentation are based on a reserve report of our independent external reserve engineers as of December 31, 2013.  We believe the data we prepared and supplied to our external reservoir engineers in connection with their preparation of the 12/31/13 reserve report, and the assumptions, forecasts, and estimates contained therein, are reasonable, however, we cannot assure that they will prove to have been correct. Estimates of reserves can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Please see slide 3 for additional information about our estimates of reserves.
In this presentation, references to Rex Energy, Rex, REXX, the Company, we, our and us refer to Rex Energy Corporation and its subsidiaries.  Unless otherwise noted, all references to acreage holdings are as of September 30, 2013 and are rounded to the nearest hundred. All financial information excludes discontinued operations unless otherwise noted.
All estimates of internal rate of return (IRR) are before tax.

Estimates Used in This Presentation

Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  SEC rules also permit the disclosure of
“probable” and possible” reserves.  Rex Energy discloses proved reserves but does not disclose probable or possible reserves.  We may use certain broader terms such as “resource potential,” “EUR” (estimated ultimate recovery of resources, defined below) and other descriptions of volumes of potentially recoverable hydrocarbons throughout this presentation.  These broader classifications do not constitute “reserves” as defined by the SEC and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines. In addition, we are prohibited from disclosing hydrocarbon quantities that do not constitute reserves in documents filed with the SEC.
The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable, and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company.  Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases.
Estimates of resource potential and other figures may change significantly as development of our resource plays provide additional data and therefore actual quantities that may ultimately be recovered will likely differ materially from these estimates.
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimate process.
Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysis of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes.  For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations.  For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit to arrive at an estimated number of net potential drilling locations.  In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing. Management uses these estimates to, among other things, evaluate our acreage holdings and to formulate plans for drilling. Any number of factors could cause the number of wells we actually drill to vary significantly from these estimates, including: the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations, regulatory approvals and other factors.
Potential ASP Units
Our estimates of potential target areas, which we sometimes refer to as “units,” for which we may use an Alkali-Surfactant-Polymer (“ASP”) flood as a method of tertiary recovery have been prepared internally by our engineers and management. These estimates are based on our evaluation of the sand bodies underlying certain of our properties in the Illinois Basin. We have identified certain characteristics which we believe are desirable for potential ASP projects, including sand bodies with no less than 60 acres of areal extent and net reservoir thickness no less than 15 feet.  We have subdivided the sand bodies to determine potential ASP target areas, which have been modeled such that no individual target area or unit would exceed 500 acres. We include these estimates to demonstrate what we believe to be the future potential for ASP tertiary recovery for the company.  These estimates are highly speculative in nature and ultimate recoveries will depend on a number of factors, including the ASP technology utilized, the characteristics of the sand bodies and the reservoirs, geological conditions encountered, our decisions regarding capital, and the impact of future oil prices.

Rex Energy Overview

Acreage
(2)
Proved Reserves
4Q 2013 Production
2014E Production
2014E Capex
2014E Wells Drilled
2013 PV-10
Ticker / Exchange
Market Cap
(1)
Debt
Liquidity
~134,600 Net Acres
849.8 Bcfe (39% Liquids)
143.0 – 149.0 MMcfe/d
110.4 MMcfe/d
$350 - $365 million
60 - 67 Operated / 1 Non-Operated
$668.7 million
Financial Overview
REXX / NASDAQ
$968.85 million
$350 million of senior notes; undrawn $325 million credit facility
~ $350 million combined cash and credit facility availability
(1) As of January 27, 2014
(2) As of September 30, 2013
(2)
(2)

Developing Liquids-Rich Asset Base

•
Appalachian Basin: Targeting wet gas windows in the Pennsylvania Marcellus and Ohio Utica Shales
•
Illinois Basin: Conventional infill and enhanced oil recovery activity; 100% oil production
Focused on developing our liquids-rich acreage in the Appalachian and Illinois Basins
Illinois Basin
Warrior Prospects
(1)
Warren / Mercer Counties
Butler Operated Area
Gross Acres
Net Acres
Gross Acres
Net Acres
Gross Acres
Net Acres
Gross Acres
Net Acres
Gross Acres
Net Acres
~33,700
~33,700
~24,200
~21,100
~19,900
~11,300
~40,900
~16,100
~75,900
~52,400
Westmoreland / Clearfield / Centre
Operated
Non-operated
(1) Updated for September 30, 2013

Operational Highlights

Maximizing Resource Potential
•
Approximately 87% of the $350 - $365 million 2014 capital budget is allocated to liquids rich development of Butler and Ohio Utica regions, while ~11% is allocated to drilling and completion within the Illinois Basin
Operational and Technical Experience Being Applied in Core Areas
Established Midstream Solutions
•
Butler Operated Area – 90.0 MMcf/d; Expected capacity increase of 100 MMcf/d with commissioning of Bluestone II plant in 2Q14
•
Warrior Prospects – 35.0 MMcf/d
•
Large resource base with ~ 1,000 potential proved and non-proven drilling locations focused in the
Appalachian Basin with an estimated 4.9 Tcfe of net resource potential (assuming full ethane recovery)
Exposure to emerging oil play in the Illinois Basin
Strong dry gas economics at strip pricing
Enhancing recoveries and returns with “Super Frac” well design in Butler Operated Area and Warrior
Prospects
Indentified conventional infill and enhanced oil recovery opportunities in the Illinois Basin
2014 midstream capacity
2014 Butler Operated Area Firm Residue Gas Transportation – 133.0 MMcf/d
Partnering with established midstream partners (MarkWest, Blue Racer, BP) in Appalachia to develop midstream infrastructure and transportation
•
•
•
•
•
•
•

Financial Highlights

Gas Oil NGLs
% of
Production
(1)
Avg. Floor
($/Mcf)
% of
Production
Avg. Floor
($/Bbl)
% of
Production
Avg. Floor
($/Bbl)
2014 81% $4.06 90% $92.59 56% $49.56
2015 36% $4.13 -- -- -- --
(1) Percentage hedged based on 4Q actual volumes with standard decline; hedging position as of 1/27/2014
Strong Balance Sheet
Active Hedging Program
1
1
•
Current structure – common stock, bank debt and senior notes
•
No debt maturity until 2018 (bank debt) and 2020 (senior notes)
•
Current credit facility of $325 million; undrawn as of 9/30/2013
•
Liquidity as of September 30, 2013 of ~$350 million

Growing Proved Reserves Through the Drill Bit

Year
Proved Reserves
(Bcfe)
% Proved Developed
PV-10
(Millions)
Drill-Bit F&D ($/Mcfe) All-In F&D ($/Mcfe)
2013 849.8 42% $668.7 $0.91 $1.46
2012 618.1 42% $500.5 $0.90 $0.95
2011 366.2 47% $539.6 $1.24 $1.84
Proved Reserves Growth (Bcfe)
(1) Based on year end SEC pricing
66.0
0
100
200
300
400
500
600
700
800
900
1000
2008 2009 2010 2011 2012 2013
Oil and NGLs Natural Gas
125.2
201.7
366.2
618.1
849.8
(1)
(1)

Liquids-Rich Non-Proven Resource Potential
Assumptions
Butler Area:
Marcellus
Butler Area: Upper
Devonian
Ohio Utica:
Warrior North
Ohio Utica:
Warrior South
Total
Appalachia
Gross / Net Identified Potential Drilling
Locations
357 / 250 431 / 302 108 / 89 35 / 16 931 / 657
EUR assuming 80% Ethane Recovery
~9.7 Bcfe ~ 8.3 Bcfe
(4)
~ 7.2 Bcfe ~ 12.0 Bcfe N/A
% Liquids assuming 80% Ethane
Recovery
~ 42% ~ 40% ~ 45% ~ 37% ~41%
Non-proven Net Resource Potential
assuming 80% Ethane Recovery
1.9 Tcfe 1.9 Tcfe 0.8 Tcfe 0.3 Tcfe 4.9 Tcfe
Proved Locations 94 / 66
Total Proved and
Non-Proven Locations
1,025 / 723
Over 1,000 gross potential proved and non-proven drilling locations, based on 750 foot spacing, in the liquids-rich
Appalachian Basin properties
Additional oil resource potential through the Illinois Basin ASP development and conventional infill / recompletion program
(1) See note on Hydrocarbon Volumes on page 2
(2) See note on Potential Drilling Locations on page 2
(3) Assumes 4,000’ lateral
(4) 12/31/2013 PUD estimate; Drushel 6HD & Gilliland 11HB EURs assuming 80% ethane recovery averaged 9.75 Bcfe
(5) Net liquids after shrink
(6) Net resource potential after royalties and non-operated interests and adjusted to average lateral length of 4,000

(1)
(2)
(2)
(3)
(5)
(6)

2014 Capital Budget Program / Guidance

Budgeted $350 - $365
(1)
million of operating capital expenditures for 2014
~98% of 2014 budget directed towards liquids-rich areas
2014 Drilling & Exploration Budget By Region
Operated Appalachia Drilling Program
(2)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 51 – 56 52 – 55 46 – 49 16 - 18
Non-Operated Appalachia Drilling Program
(2)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 1 4 9 0
FY 2014 Guidance
Avg. Daily Production 143 – 149 MMcfe/d
LOE $95 - $101 million
Cash G&A $36 - $39 million
Capital Expenditures $350 - $365 million
2014 Capital Program Breakdown
(1)
Activity Appalachian Basin Illinois Basin
Drilling & Completion $300 - $310 $30 - $35
Facilities, HSE and Equipment $10 $10
Total 2014 Capital Budget $310 - $320 $40 - $45
(1) Excludes leasing, capitalized interest and Keystone Clearwater
(2) Gross well information
(3) Includes 20 re-fracs
Non-Operated Appalachia Drilling Program
(2)
Year Wells
Drilled
Fracture
Stimulated
(3)
Placed in
Service
Awaiting
Completion
2014E 9 – 11 29 – 31 9 – 11 0
33.0%
2.0%
11.0%
54.0%
IL Conventional
Butler
Ohio
WPX Non Operated

Average Daily Production (Mmcfe/d)
120
100
80
60
40
20
0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

1
st
Sarsen plant starts
in Butler County
Consistent Production Growth

55% CAGR (1) ; Q4 2013 production: 110.4 MMcfe/d; ~ 31% liquids 55% CAGR (1) ; Q4 2013 production: 110.4 MMcfe/d; ~ 31% liquids
Additional Field
Compression
MarkWest Bluestone
Plant
(1)
Based on the CAGR in annual production from 2009 to 2013

REX ENERGY®

Lawrence
Beaver
Pennsylvania
Jefferson
Marshall
Fayette
Wetzel
Monongalia
Marion
Tyler
Preston
West Virginia
Doddridge
Harrison

Butler Operated Area Midstream Capacity

REXX Butler
Operated Acreage
MWE – Sarsen &
Bluestone Processing
Complex
MWE – Houston
Processing &
Fractionation Complex
EPD ATEX Express
Pipeline
Mariner East
Pipeline
NOVA Mariner
West Pipeline
Source: Publicly available press releases or presentations
MarkWest Y-Grade
Pipeline
MarkWest Energy - Keystone  Processing Complex
Sarsen 40 MMcf/d In Service
Bluestone I 50 MMcf/d In Service
Bluestone II 120 MMcf/d 2Q14
MarkWest Energy – Houston Processing & Fractionation Complex
Houston I, II & III 355 MMcf/d In Service
Houston IV 200 MMcf/d 1Q15
C3+ Fractionation 60,000 Bbls/d In Service
Interconnect to TEPPCO pipeline In Service
Rail Loading 200 Rail cars In Service
Truck Loading 12 Bays In Service
De-ethanization 38,000 Bbls/d In Service
Enterprise Product Partners - ATEX Express Pipeline
ATEX Express Pipeline 125 MBbls/d In Service
NOVA Chemicals - Mariner West
Mariner West ethane pipeline 50,000 Bbls/d In Service
Currently in Service
Under Construction

REX ENERGY®

Lorain
Medina
Summit
Mahoning
Ashland
Wayne
Stark
Holmes
Coshocton
Jefferson
Ohio
Licking
Guernsey
Belmont
Ohio
Marshall
Perry
Noble
Hocking
Washington
Wetzel
Wood
Ritchie
Doddridge

Ohio Utica Midstream Providers

REXX Warrior
South Acreage
Blue Racer –
Hastings Plant
Blue Racer –
Natrium Plant
EPD ATEX Express
Pipeline
REXX Carroll
County Acreage
Mariner West
Pipeline
Blue Racer East
Ohio  Pipeline
Source: Publicly available press releases or presentations
MWE Seneca
Processing
Complex
MWE Cadiz
Processing
Complex
MarkWest Energy - Cadiz Processing Complex
Interim Refrigeration 60 MMcf/d In Service
Cadiz I 125 MMcf/d In Service
Cadiz II 200 MMcf/d 3Q14
De-ethanization 40,000 Bbl/d 1Q14
MarkWest Energy - Seneca Processing Complex
Seneca I 200 MMcf/d In Service
Seneca II 200 MMcf/d In Service
Seneca III 200 MMcf/d 2Q14
De-ethanization 38,000 Bbl/d TBD
Blue Racer Facilities
Hastings 180 MMcf/d In Service
Natrium 200 MMcf/d
Expected In Service –
3/1/14
Natrium II 200 MMcf/d In Service
Natrium Fractionation 36,000 Bbls/d In Service
Pipeline to ATEX 27,000 Bbls/d 2Q14
Currently in Service

2014
2014
Hedging
Hedging
Summary
Summary
(1)
(1)

90% 81%
$102.58
x 89.02
$4.12
$90.00
x $75.00
$4.55
x $4.00
Avg. Floor:
$92.59
(2)
(3)
Avg. Floor:
$4.06
$97.41
•
7.8 Bcf (~28%) of natural
gas basis hedged at
NYMEX less $0.35
(Dominion South basis)
Avg. Floor:
$1.07
73%
$1.07
Avg. Floor:
$2.10
16%
$2.10
(1) Percentage hedged based on 4Q13 actual volumes with standard decline; hedging position as of 1/28/2014
(2) Includes 300,000 bbls with short put options at $77.00, 168,000 bbls with short put options at $75.00 and 360,000 bbls with short put options at $80.83
(3) Includes 10.0 Bcf with short put options at $3.36; Excludes 1.8 Bcf in $5.00 call options
Avg. Floor:
$1.34
77%
$1.34
38%
$1.33
Avg. Floor:
$1.33
0%
20%
40%
60%
80%
100%
Oil
($/bbl)
Gas
($/mcf)
Propane
($/gal)
Butane
($/gal)
Isobutane
($/gal)
C5+
($/gal)
Swaps Collars Put Spreads

Marcellus: Liquids-Rich Butler Area
Well Results
(1)
: 5-Day Sales Rates (MMcfe/d); Liquids %
Acreage & Inventory
Total Net Acres ~52,400
Average Working Interest 70%
Gross / Net Identified Potential Drilling Locations 357 / 250
Current Well Spacing (Lateral Feet) 750’
2013 Operational Update
Rigs 1 (with Upper Devonian)
Wells Placed into Sales 19
Total Wells on Production 69
2014 Drilling Plan
Rigs
(3)
2 (with Upper Devonian)
Wells Drilled 40 - 45
Wells Completed 34 – 37
Wells Placed into Sales 34 – 37
Wells Awaiting Completion 16 – 18

(1) All production results are on a per well basis
(2) Results include wells targeting both Marcellus and Upper Devonian
(3) Second rig expected to be added during 2014
Liquids content increases in northwest portion of
acreage position
Completed Pads
Pads Awaiting Completion
Meyer 2H
6.9 MMcfe/d; 49% liquids
Grubbs 2H
4.4 MMcfe/d; 58%
liquids
Wack 9H
5.8 MMcfe/d; 57%
liquids
BBC Pad (1H, 2H, 3H, 4H)
6.2 MMcfe/d; 51% liquids
JRGL 3H
6.5 MMcfe/d;
55% liquids
Baillie Trust Pad
(2)
6.0 MMcfe/d; 53% liquids
Bricker 1H
5.5 MMcfe/d; 47% liquids
Warner 1H, 2H
5.3 MMcfe/d;
53% liquids
Lynn N&S 3H, 5H
6.9 MMcfe/d; 47% liquids
Rape 2H
6.4 MMcfe/d; 47% liquids

Upper Devonian: Liquids-Rich Butler Area
Well Results
(1)
: 5-Day Sales Rates (MMcfe/d); Liquids %
2013 Operational Update
Rigs 1 (with Marcellus)
Wells Placed into Sales 6
Total Wells on Production 7
2014 Drilling Plan
Rigs
(4)
2 (with Marcellus)
Wells Drilled 1
Wells Completed 1
Wells Placed into Sales 1
Wells Awaiting Completion 0

Acreage & Inventory
(3)
Existing
Total Net Acres ~52,400
Average Working Interest 70%
Gross / Net Identified Potential Drilling Locations 431 / 302
Current Well Spacing (Lateral Feet) 750’
(1) All production results are on a per well basis
(2) Results include wells targeting both Marcellus and Upper Devonian
(3) Updated as of September 30, 2013
(4) Second rig expected to be added during 2014
Liquids content increases in northwest portion of
acreage position
Completed Pads
Burgh 2HD
4.5 MMcfe/d; 53% liquids
Perry 1HD
5.3 MMcfe/d; 55%
liquids
Gilliland 11HB
4.2 MMcfe/d; 48% liquids
Stebbins 2H
5.5 MMcfe/d;
48% liquids
Drushel 6HD
7.3 MMcfe/d;
49% liquids
Baillie Trust Pad
(2)
6.0 MMcfe/d; 53% liquids

5HB
6HB
Burkett
Tully
Marcellus/
Hamilton
Onondaga
1H
3H
2H
4H

Baillie Trust Stacked Laterals

100’
50’
175’
• Average lateral length of ~ 4,300 feet
• Testing both Marcellus and Upper Devonian through use of stacked laterals
• Utilizing microseismic testing to demonstrate expected lack of communication between formations
• Providing cost efficiencies
• Testing 600-foot spacing vs. 750-foot spacing on most recent Marcellus units
• Current inventory of 431 Upper Devonian locations assumes 750-foot spacing
750’ spacing
600’ spacing 600’ spacing

Wet Gas Upside
Assumptions:
$4.00 HH, $95.00 WTI, $55.00 WTI for NGLS; $85.00 condensate.
Assumes 15 Bbls of condensate
produced
per 3,000 Mcf for 2.1 GPM
well

$4.00
$3.60 $3.60
$2.23
$2.75
$0.43
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Wellhead Gas (Mcf) ~1.7 GPM ~2.1 GPM
Gas NGLs Condensate
$4.00
$5.83
$6.78

Efficiently Increasing Marcellus EURs
(1)
Improving Well Design in Butler County
Ethane
Uplift
(3)
4.0 Bcfe EUR 5.3 Bcfe EUR ~7.0 Bcfe EUR
Year-End 2010
(12/31/10 Reserve Report)
Year-End 2011
(12/31/11 Reserve Report)
Year-End 2012
(12/31/12 Reserve Report)
Pro Forma
(12/31/12 Reserve Report)
Conventional Frac
2,070
66%
3,500’
12
~$4.7 million
Conventional Frac
2,235
66%
3,500’
12
~$5.3 million
Super-Frac
(5)
3,142
54%
4,000’
27
~$6.5 million
Super-Frac
(5)
3,142
54%
4,000’
27
~$6.5 million
Completion
Gross Average 30
Day Wellhead IP
(Mcfe/d)
First Year Decline
(2)
Lateral Length
Stages
All-in Costs

Super-Frac
(5)
3,175
50%
4,000’
27
~$5.9 million
Ethane
Uplift
(4)
~9.7 Bcfe EUR
(80% ethane recovery)
~8.9 Bcfe EUR
(55% ethane recovery)
12/31/13
(12/31/13 Reserve Report)
~9.7 Bcfe EUR
(80% ethane recovery)
~8.9 Bcfe EUR
(55% ethane recovery)
(1)
See note on Hyrdocarbon Volumes on page 2
(2)
NSAI reserve reports (type curve declines)
(3)
Estimated impact to 7.0 Bcfe EUR well after giving effect to 2014 ethane and transportation agreements
(4)
Estimated impact after giving effect to 2014 ethane and transportation agreements
(5) “Super-Frac” refers to Rex’s reduced cluster spacing completion design

Production Rate (Mcfe/d)
Cummulative Production (Bcfe)
Production Month
~9.7 Bcfe EUR
Cum. Production

IRR (%)
IRR

Marcellus Economics
(1)

~ 9.7 Bcfe EUR: 80% Ethane Recovery
Well Costs:
Drill & Complete: $5.9 million
Lateral Length: 4,000 feet
Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
IRR @ Strip
Pricing
(1)
See note on “Hydrocarbon  Volumes” at beginning of presentation
(2)
~8.9 Bcfe EUR @ 55% ethane recovery
(2)

Utica: Liquids / Condensate Window
Acreage & Inventory
(2)
Total Net Acres ~ 21,100
Warrior North Average Working Interest ~ 100%
Warrior South Average Working Interest ~ 63%
Gross / Net Identified Potential Drilling Locations 143 / 105
Current Assumed Well Spacing (Lateral Feet) 750’
2013 Operational Update
Rigs 1
Wells Placed into Sales 12
Total Wells on Production 13
2014 Drilling Plan
Rigs 1
Wells Drilled 11
Wells Completed 17
Wells Placed into Sales 11
Wells Awaiting Completion 0

Source: Company websites and publicly available information
(1)
(2)
Warrior North Prospect
(1)
Warrior South Prospect
(1)
Completed Wells
Pad in Process
Completed Pads
Carroll
REXX  G. Graham 1H:
1.7 MBoe/d; 70% liquids
REXX Brace West 1H, 2H:
1.4 MBoe/d; 71% liquids
REXX – Three Well Ocel Pad ;
Avg. Lateral Length of ~4,400
CHK  Neider 10-14-5 3H:
1.6 Mboe/d – Peak Rate
REXX – Grunder Pad;
Avg. Lateral Length of ~4,900
REXX Brace 1H:
1.1 MBoe/d; 69% liquids
EVEP  Cairns  5H:
1.7 Mboe/d
CHK  Shaw 20-14-5H:
1.4 Mboe/d
REXX – Five-well J.
Anderson Pad -
5-Day Sales Rate:
1.9 MBoe/d; 60% liquids
REXX – Completed Three-
well Guernsey/Noble pad
– 5-day avg. sales rate –
1.7 MBoe/d;
57% liquids
GPOR – Shugert 1-12H:
7.5 MBoe/d
GPOR – Shugert 1-1H:
5,758’ lateral;
4.9 MBoe/d
GPOR – Stutzman 1-
14H: 8,634’ lateral;
4.1 MBoe/d
GPOR – McCort 2-28H: 9,489’
lateral; 2.7 MBoe/d
All production results are on a per well basis
Updated as of September 30, 2013

REX ENERGY®

Stark
Columbiana
Carroll
Tuscarawas
Jefferson
Harrison

Ohio Utica – Warrior North Prospect

•
~17,100 gross / ~16,800 net acres in Carroll County, OH
•
~ 108 potential gross drilling locations
•
Currently completing three-well Ocel pad
•
Average lateral length of ~ 4,400 feet
•
Currently drilling fifth well on Grunder pad
•
Expect to begin completion operations in 1Q14
REXX Brace 1H: 1.1
Mboe/d
Warrior North Prospect
REXX  G. Graham 1H:
1.7 Mboe/d
REXX Brace West
1H, 2H: 1.4 Mboe/d
Average 5-day & 30-day sales rates (Boe/d)
(1)(2)
Natural Gas
(Mcf/d) Condensate NGLs Total
%
Liquids
Total (Ethane
Rejection)
5-day sales
rate
2,592 414 633 1,479 71% 1,209
30-day sales
rate
2,106 312 514 1,177 70% 958
REXX – Three Well
Ocel Pad ; Avg. Lateral
Length of ~ 4,400
REXX – Five Well
Grunder Pad ; Avg.
Lateral Length of
~4,850
Warrior North Drilling Program
(3)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 5 11 11 0
Peer Well Location
Avg. Peer Rate: 1.5 Mboe/d
(1) Assumes full ethane recovery
(2) Includes G. Graham 1H, Brace West 1H & Brace West 2H
(3) Well information in gross
Completed Wells
Pad in Process

1,400
1,200
1,000
800
600
400
200
0
Production Rate (Boe/d)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Cumulative Production (MMboe)
0 10 20 30 40 50 60
Production Month
1.2 MMboe EUR - YE Reserve Case
Cum. Production

90
80
70
60
50
40
30
20
10
0
Condensate Yield (Bbls / 1 MMcf)
0 10 20 30 40 50 60
Production Month
~1.2 MMboe EUR - YE Reserve Case
Improved Condensate Yield

55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
$3.50
$4.00
$4.50
$5.00
~1.0 MMboe EUR - YE Reserve Case
~1.2 MMboe EUR - YE Reserve Case
~1.2 MMboe EUR at Improved Condensate Yield

Ohio Utica Warrior North Prospect Economics
(1)

Warrior North Well Costs:
Drill & Complete: $7.8 million
Lateral Length: 5,000 feet
Pricing Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
YE Reserve Case EUR is 35% NGLs, 54% natural gas and 11% condensate
EUR with Potential Condensate Yield is 34% NGLs, 54% natural gas and 15% condensate
~ 4.6 MMcf/d of wellhead gas
~ 300 bbls/d of condensate
~ 500 bbls/d of NGLs
Assumes 55% ethane recovery
IRR @ Strip
Pricing
After 15 months, Brace 1H
is at ~ 50 Bbls / 1 MMcf
IRR @ Strip
Pricing
IRR @ Strip
Pricing
24- Hour IP Rate Assumptions for ~ 1.2 Mmboe YE
(1)
See note on “Hydrocarbon Volumes”  at beginning of presentation
Reserve Case:

Ohio Utica – Warrior South Prospect
• ~7,000 gross / ~4,300 net acres in Guernsey, Noble and
Belmont Counties, OH (63% WI)
• ~ 35 potential gross drilling locations
(1)

Warrior South Prospect
REXX – Completed
three-well
Guernsey/Noble
pad – Avg. 5-Day
Sales Rate:
1.7 MBoe/d
REXX – Five-well J.
Anderson Pad; Avg. Lateral
Length of ~4,250’ – Avg. 5-
day Sales Rate:
1.9 MBoe/d
5-Well J. Anderson Pad (Boe/d)
(2)
Natural
Gas
(Mcf/d) Condensate NGLs Total
%
Liquids
Total
(Ethane
Rejection)
5-day average
sales rate
4,473 378 762 1,886 60% 1,462
Recent 5-day
average sale
rates
4,716 296 770 1,852 58% 1,438
Warrior South Drilling Program
(3)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 6 6 0 0
Avg. Peer Rate: 3.7 Mboe/d
Peer  Location
(1) See note on Potential Drilling Locations on page 3
(2) Assumes full ethane recovery
(3) Well information in gross
Completed Pads

Assumes 55% ethane recovery
Production Rate (Boe/d)
2,500
2,000
1,500
1,000
500
0
Cumulative Production (MMboe)
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
10
20
30
40
50
60
Production Month
~ 2.0 MMboe EUR - YE Reserve Case
Cum. Production

Condensate Yield (Bbls/ 1 MMcf)
35
30
25
20
15
10
5
0
0
10
20
30
40
50
60
Production Month
~ 2.0 MMboe EUR - YE Reserve Case
Improved Condensate Yield

IRR (%)
80%
70%
60%
50%
40%
30%
20%
$3.50
$4.00
$4.50
$5.00
Henry Hub Natural Gas Prices
IRR at ~ 1.7 MMboe EUR - YE Reserve Case
IRR at ~ 2.0 MMboe EUR - YE Reserve Case
~ 2.0 MMboe EUR at Improved Condensate Yield

Ohio Utica Warrior South Prospect Economics
(1)
(1) See note on “Hydrocarbon Volumes” at beginning of presentation

Warrior South Well Costs:
Drill & Complete: $8.5 million
Lateral Length: 5,000 feet
Pricing Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
YE Reserve Case EUR is 35% NGLs, 63% natural gas and 2% condensate
EUR with Potential Condensate Yield is 34% NGLs, 61% natural gas and 5% condensate
24-Hour IP Rate Assumptions for ~ 2.0 MMboe
YE Reserve Case:
~ 7.8 MMcf/d of wellhead gas
~ 300 bbls/d of condensate
~ 700 bbls/d of NGLs
IRR @ Strip Pricing
IRR @ Strip
Pricing
IRR @ Strip
Pricing

Richland
Lawrence
Knox
Illinois
Indiana
Edwards
Wabash
Gibson
Posey

Illinois Basin – Conventional Drilling

•
Rex Energy has identified multiple zones with
conventional recompletion and infill drilling
opportunities
•
~20,500 gross / ~19,200 net acres in Indiana;
~13,000 net acres in Lawrence Field
•
Completed first horizontal well in the Illinois Basin
•
Peak 24-hour rate of 367 gross BOPD; peak 30-day
rate of 222 gross BOPD
•
Completed second horizontal well in the Illinois Basin
•
Peak 24-hour rate of 251 gross BOPD
•
2014 expected activity of:
Illinois Basin Conventional Drilling Program
Year
Wells
Drilled
Fracture
Stimulated
Placed
in
Service
Awaiting
Completion
2014E 9 – 11 29 – 31
(1)
9 – 11 0
Lawrence Field
Gibson/Posey
Counties
(1) Includes 20 re-fracs
•
In process of delineating acreage and multiple
pay zones
•
Drill 9 – 11 wells / complete 29 – 31 wells

≥

ELK
CAMERON
CLINTON
CLARION
JEFFERSON
CLEARFIELD
CENTRE
ARMSTRONG
INDIANA
CAMBRIA
BLAIR
HUNTINGDON
WESTMORELAND
SOMERSET
BEDFORD
FULTON
FAYETTE

Marcellus Non-Operated Overview
• Sizeable acreage position with ~40,900 gross / ~16,100 net acres
(1)
in Westmoreland, Clearfield and Centre Counties,
PA
• Westmoreland County: ~5.5 Bcf EUR
(2)
; attractive
economics at  $4.00 / MMcfe
• Combined average production for a recent 5-day period
was 57.6 MMcfe/d
• 7.0 gross MMcf/d firm capacity with interruptible takeaway into Columbia gas line in Clearfield/Centre Counties

Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 1 4 9 0
Marcellus Non-Operated
Westmoreland
County Non-
Operated Area
Clearfield-Centre
County Non-
Operated Area
(1) Includes non-operated area acreage only.
(2) See note on Hydrocarbon Volumes on page 3.
(3) Well information in gross.
Overview
EUR Number of Wells
~ 5.4 Bcf – 7.0 Bcf 40
Marcellus Non-Operated Drilling Program
(3)

Responsible Development of America’s Energy Resources Appendix

Butler Operated Area Stacked Pays
POINT
PLEASANT
UTICA SHALE
TRENTON LIMESTONE
RHINESTREET SHALE
Mixed Organic &
Non-organic Shale
MIDDLESEX SHALE
Mixed Organic &
Non-organic Shale
GENESEE SHALE
Mixed Organic &
Non-organic Shale
BURKETT SHALE - Organic Black Shale
TULLY LIMESTONE
HAMILTON SHALE
Mixed Organic &
Non-organic Shale
MARCELLUS SHALE
Organic Black Shale
ONONDAGA LIMESTONE
UPPER DEVONIAN
SHALES
MARCELLUS
UTICA
Reservoir 4
200’ thick
(4,500’ to 4,800’ deep)
Reservoir 3
100+’ thick
(4,700’ to 5,500’ deep)
Reservoir 2
150’ thick
(4,900’ to 5,700’ deep)
Reservoir 1
285’ thick
(9,000’ to 11,000’ deep)

Liquids Production Ratios

Current Liquids Sales Ratio Liquids Sales Ratio With Full Ethane Sales
~1.6 Gallons per
Wellhead Mcf
~4.7 Gallons per
Wellhead Mcf
Ethane
3%
Propane
58%
Butane
13%
Iso-
Butane
7%
Natural
Gasoline
19%
Ethane
66%
Propane
20%
Butane
5%
Iso-Butane
3%
Natural
Gasoline
6%

Lawrence Field
Lawrence Field ASP
Implementing ASP flood operations in Lawrence field
acreage in Lawrence County, IL
Middagh Pilot
Oil cuts in the Pilot increased from 1.0% to ~12.0% in total unit, with individual wells experiencing oil cuts above 20%
Peak production was seen at 100+ Bbls/d
Current proved reserves booking of 13% of pore volume
continues to be confirmed
Perkins-Smith Unit Pilot Expansion
ASP injection commenced in June 2012
Delta Unit Full Scale Commercial Expansion
Core studies and geologic mapping complete
Drilling of additional pattern wells complete
Injection line tie-in complete
Added 758 net MBO of proved reserves in 2012
Middagh Pilot
15 Acres
Perkins-Smith
58 Acres
Delta Unit

Current Hedging Summary

1. Hedging position as of 1/28/2014
2. Swap contract volumes and average prices include optimized swaps
Crude Oil
(1)
1Q14 2Q14 3Q14 4Q14
Swap Contracts
2
Volume Hedged
105,000 105,000 90,000 90,000
Price $97.15 $97.15 $97.72 $97.72
Collar Contracts
Volume Hedged
15,000 15,000 15,000 15,000
Ceiling
$97.65 $97.65 $97.65 $97.65
Floor
$90.00 $90.00 $90.00 $90.00
Three-Way Collars
Volume Hedged
75,000 75,000 75,000 75,000
Ceiling
$103.57 $103.57 $103.57 $103.57
Floor
$88.28 $88.28 $88.28 $88.28
Short Put $77.00 $77.00 $77.00 $77.00
Put Spread Contracts
Volume Hedged
42,000 42,000 42,000 42,000
Floor
$90.00 $90.00 $90.00 $90.00
Short Put
$75.00 $75.00 $75.00 $75.00

Current Hedging Summary (Cont’d)

Natural Gas Hedges
(1)
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
Swap Contracts
(2)
Volume 3,000,000 2,610,000 2,610,000 2,610,000 900,000 900,000 900,000 900,000
Price $4.12 $4.11 $4.11 $4.11 $4.13 $4.13 $4.13 $4.13
Collar Contracts
Volume 450,000 450,000 450,000 450,000 -- -- -- --
Ceiling $4.43 $4.43 $4.43 $4.43 -- -- -- --
Floor $3.51 $3.51 $3.51 $3.51 -- -- -- --
Call Contracts
Volume 450,000 450,000 450,000 450,000 600,000 600,000 600,000 600,000
Ceiling $5.00 $5.00 $5.00 $5.00 $4.40 $4.40 $4.40 $4.40
Three Way Collars
Volume 2,350,000 2,550,000 2,550,000 2,550,000 1,350,000 1,350,000 1,350,000 1,350,000
Ceiling $4.57 $4.57 $4.57 $4.57 $4.57 $4.57 $4.57 $4.57
Floor $4.09 $4.09 $4.09 $4.09 $4.14 $4.14 $4.14 $4.14
Short Put $3.35 $3.36 $3.36 $3.36 $3.46 $3.46 $3.46 $3.46
Basis Swap Contracts
(4)
Volume 2,800,000 2,000,000 1,500,000 1,500,000 450,000 150,000 -- --
Price Differential ($0.34) ($0.35) ($0.37) ($0.37) ($0.35) ($0.35)
1. Hedging position as of 1/28/2014
2. Swap contract volumes and average prices include swaption and optimized swap hedges
3. Basis Swap hedges are indexed to Dominion Southpoint

Current Hedging Summary (Cont’d)

Natural Gas Liquids
(1)(2)
1Q14 2Q14 3Q14 4Q14
Swap Contracts
Propane
Volume Hedged (Bbls) 132,000 111,000 111,000 111,000
Price per Barrel
$44.52 $45.36 $45.36 $45.36
Price per Gallon
$1.06 $1.08 $1.08 $1.08
Butane
Volume Hedged (Bbls)
15,000 15,000 15,000 15,000
Price per Barrel $55.65 $55.65 $55.65 $55.65
Price per Gallon
$1.325 $1.325 $1.325 $1.325
Isobutane
Volume Hedged (Bbls)
15,000 15,000 15,000 15,000
Price per Barrel
$56.28 $56.28 $56.28 $56.28
Price per Gallon $1.34 $1.34 $1.34 $1.34
C5+
Volume Hedged (Bbls)
18,000 6,000 6,000 6,000
Price Per Barrel
$88.20 $88.20 $88.20 $88.20
Price per Gallon
$2.10 $2.10 $2.10 $2.10
1. Hedging position as of 1/28/2014
2. NGL hedges are indexed to Mt. Belvieu indexes for each respective component